VANGUARD/PRIMECAP FUND
                              PROSPECTUS SUPPLEMENT
                                 APRIL 22, 1998

Effective immediately, Vanguard/PRIMECAP Fund will no longer accept new accounts and will limit additional share purchases by current investors. These are the limitations that apply to the Fund's current investors:

      - $25,000 LIMIT. Current investors may purchase up to $25,000 in additional Fund shares each calendar year. The $25,000 limit applies to the aggregate annual share purchases in all Fund accounts registered under the same taxpayer identification number or Social Security number.

      - EXCLUSIONS. Shares purchased before April 22, 1998, will not count toward the $25,000 limit. Also, shares purchased through dividend or capital gain reinvestments will never count toward the limit. In addition, participants in certain employer-sponsored retirement plans remain subject to their plan rules for share purchases.

      - SHARE TRANSFERS. A current investor may transfer ownership of Fund shares to someone else, as long as the transfer equals at least $3,000 ($1,000 for Uniform Gifts/Transfers to Minors Act accounts).

      - ELECTRONIC PURCHASES. Fund shares may no longer be purchased through Vanguard's website or Tele-Account(R) service. However, investors may continue to use these electronic options for redemptions of Fund shares.

The Fund may modify these policies further at any time. You may call Vanguard's Investor Information Department at 1-800-662-7447 for more detailed information on the Fund's share purchase policies.

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